UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2003
(Date of Report)

ALASKA AIR GROUP, INC.

(Exact name of registrant as specified in its charter) Commission file number 1-8957

Delaware	91-1292054
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

19300 Pacific Highway South, Seattle, Washington 98188
(Address of principal executive offices)
(206) 392-5040
(Registrant’s telephone number)

ITEM 7. Financial Statements and Exhibits.
ITEM 9. Regulation FD Disclosure (Including Item 12 Information).
Signature
EXHIBIT 99.1

FORWARD-LOOKING INFORMATION
This report may contain forward-looking statements that are based on the best information currently available to management. These forward-looking statements are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by phrases such as “will,” “should,” “the Company believes,” “we expect” or any other language indicating a prediction of future events. There can be no assurance that actual developments will be those anticipated by the Company. Actual results could differ materially from those projected as a result of a number of factors, some of which the Company cannot predict or control. For a discussion of these factors, please see Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002. The Company expressly disclaims any duty to update these projections, and makes no representation as to their continued accuracy in the event it does not provide such updates.

ITEM 7.
Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1	Press Release dated July 22, 2003 titled “Alaska Air Group Reports Second Quarter Results; Government Aid A Huge Help”

ITEM 9.
Regulation FD Disclosure (Including Item 12 Information).

Pursuant to ITEM 12, the Registrant hereby furnishes its Second Quarter 2003 Earnings Release.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.

Registrant

Date:	July 22, 2003

/s/ Terri K. Maupin

Terri K. Maupin
Staff Vice President/Finance and Controller

/s/ Bradley D. Tilden

Bradley D. Tilden
Executive Vice President/Finance and Chief Financial Officer

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